Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 3 AND AGREEMENT dated as of July 23, 2009 (this “Amendment”), among SENSUS USA INC. (formerly known as Sensus Metering Systems Inc.) (the “Borrower”), SENSUS METERING SYSTEMS (LUXCO 2) S.ÀR.L. (the “European Borrower” and, together with the Borrower, the “Borrowers”), SENSUS (BERMUDA 2) LTD. (formerly known as Sensus Metering Systems (Bermuda 2) Ltd.) (“Holdings”), the Lenders party hereto, the Additional Term Lenders (as defined below), the Additional Revolving Lenders (as defined below), CREDIT SUISSE, as General Administrative Agent (in such capacity, the “Administrative Agent”), U.S. Collateral Agent, European Administrative Agent and European Collateral Agent for the Lenders, CREDIT SUISSE and GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Bookrunners and Joint Lead Arrangers, GOLDMAN SACHS CREDIT PARTNERS L.P. and DEUTSCHE BANK AG, as Co-Syndication Agents, and ROYAL BANK OF CANADA and BANK OF MONTREAL, as Co-Documentation Agents, to the Credit Agreement dated as of December 17, 2003, as amended by Amendment No. 1 dated as of October 14, 2004, and Amendment No. 2 dated as of May 12, 2006 (as so amended, the “Credit Agreement”), among the Borrower, the European Borrower, Holdings, the Lenders, the Administrative Agent and the other parties thereto.

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers.

B. The Borrowers have requested certain amendments to the Credit Agreement as set forth herein.

C. Upon the Amendment No. 3 Effective Date (as defined below), certain of the terms of the outstanding Term B-1 Loans of each Term B-1 Lender that approves this Amendment by executing and delivering to the Administrative Agent (or its counsel), on or prior to 11:00 a.m., New York City time, on July 23, 2009 (the “Delivery Time”), a signature page to this Amendment as a “Lender” (each such approving Term B-1 Lender being referred to herein as an “Extending Term Lender”; and each such Term B-1 Lender that does not so approve being referred to herein as a “Declining Term Lender”) will be modified as set forth herein.

D. Upon the Amendment No. 3 Effective Date, certain of the terms of the outstanding Revolving Commitments of each Revolving Lender that approves this Amendment by executing and delivering to the Administrative Agent (or its counsel), on or prior to the Delivery Time, a signature page to this Amendment as a “Lender” and that does not otherwise indicate its desire to extend only its Term Loans (each such approving Revolving Lender being referred to herein as an “Extending U.S. Revolving Lender” or an “Extending European Revolving Lender”, as the case may be; and each such Revolving Lender that does not so approve being referred to herein as a “Declining U.S. Revolving Lender” or a “Declining European Revolving Lender”, as the case may be) will be modified as set forth herein.

E. Upon the Amendment No. 3 Effective Date, the U.S. Borrower intends to incur additional Term Loans pursuant to Section 6.01(b) of the Credit Agreement in an aggregate principal amount of up to $35,000,000 (the “Additional Term Loans”) to be made available to the U.S. Borrower, severally and not jointly, by each person that becomes a party to the Credit Agreement as an “Additional Term Lender” by executing and delivering to the Administrative Agent (or its counsel), on or prior to the Amendment No. 3 Effective Date, a signature page to this Amendment as an “Additional Term Lender” and by setting forth on such signature page the principal amount of Additional Term Loans that such person agrees to provide (each such person being referred to herein as an “Additional Term Lender”). The proceeds of the Additional Term Loans will be used solely for general corporate purposes, including payment of fees and expenses incurred in connection with this Amendment.

F. Upon the Amendment No. 3 Effective Date, the U.S. Borrower intends to increase the aggregate principal amount of U.S. Revolving Commitments pursuant to Section 6.01(b) of the Credit Agreement in an aggregate principal amount of up to $45,000,000 (the “Additional Revolving Commitments”) to be provided to the U.S. Borrower, severally and not jointly, by each person that becomes a party to the Credit Agreement as an “Additional Revolving Lender” by executing and delivering to the Administrative Agent (or its counsel), on or prior to the Amendment No. 3 Effective Date, a signature page to this Amendment as an “Additional Revolving Lender” and by setting forth on such signature page the principal amount of Additional Revolving Commitment that such person agrees to provide (each such person being referred to herein as an “Additional Revolving Lender”).

G. Upon the Amendment No. 3 Effective Date, for convenience and for all purposes under the Credit Agreement, (a) the Term B-1 Loans of each Extending Term Lender and the Additional Term Loans of each Additional Term Lender will be referred to as “Term B-3 Loans”, (b) the U.S. Revolving Commitment of each Extending U.S. Revolving Lender and the Additional Revolving Commitment of each Additional Revolving Lender will be referred to as a “U.S. Revolving Tranche B Commitment”, (c) the European Revolving Commitment of each Extending European Revolving Lender will be referred to as a “European Revolving Tranche B Commitment”, (d) the U.S. Revolving Commitment of each Declining U.S. Lender will be referred to as a “U.S. Revolving Tranche A Commitment” and (e) the European Revolving Commitment of each Declining European Revolving Lender will be referred to as a “European Revolving Tranche A Commitment”. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Term Loans. Subject to the terms and conditions set forth herein, as of the Amendment No. 3 Effective Date, (a) each Extending Term Lender agrees that its Term B-1 Loans will be modified to become Term B-3 Loans of like outstanding principal amount and (b) by executing a counterpart to this Amendment, each Additional Term Lender agrees that it shall become a party to the Credit Agreement as a Lender that is an Additional Term Lender and that its Additional Term Loan shall be a Term B-3 Loan. The Term B-1 Loans of each Declining Term Lender shall remain outstanding as Term B-1 Loans. The Term B-3 Loans shall constitute “Term Loans” for all purposes of the Credit Agreement and the other Loan Documents. For the avoidance of doubt, the modifications to the Term Loans effected by this Amendment and the Additional Term Loans shall not constitute “Incremental Term Loans” or otherwise reduce the Incremental Term Loan Amount.

SECTION 2. Revolving Commitments. (a) Subject to the terms and conditions set forth herein, as of the Amendment No. 3 Effective Date, (i) each Extending U.S. Revolving Lender and Extending European Revolving Lender agrees that its U.S. Revolving Commitment and European Revolving Commitment, as applicable, will be modified to become a U.S. Revolving Tranche B Commitment or a European Revolving Tranche B Commitment, respectively, of like outstanding principal amount and (ii) by executing a counterpart to this Amendment, each Additional Revolving Lender agrees that it shall become a party to the Credit Agreement as a Lender that is an Additional Revolving Lender and that its Additional Revolving Commitment (as defined below) shall be a U.S. Revolving Tranche B Commitment and agrees, severally and not jointly, to make U.S. Revolving Tranche B Loans to the U.S. Borrower pursuant to clause (ii) of Section 2.01(a) of the Credit Agreement, as modified hereby. The U.S. Revolving Commitment and the European Revolving Commitment of each Declining U.S. Revolving Lender and Declining European Revolving Lender, respectively, shall be treated for all purposes as a U.S. Revolving Tranche A Commitment or a European Revolving Tranche A Commitment, as applicable, and all such U.S. Revolving Tranche A Commitments and European Revolving Tranche A Commitments shall be terminated on the Amendment No. 3 Effective Date in accordance with Section 2(b) below. The U.S. Revolving Tranche B Commitments and the European Revolving Tranche B Commitments shall constitute “Commitments” for all purposes of the Credit Agreement and the Loan Documents. For the avoidance of the doubt, the modifications to the U.S. Revolving Commitments and European Revolving Commitments effected by this Amendment and the Additional Revolving Commitments shall not reduce the Incremental Revolving Facility Amount.

(b) On the Amendment No. 3 Effective Date, upon incurrence of the Additional Term Loans and immediately prior to giving effect to Section 2(c) below, the U.S. Borrower shall use the proceeds of the Additional Term Loans to repay all or a portion of the outstanding principal amount of U.S. Revolving Loans and the European Revolving Loans as notified to the Administrative Agent on or prior to 11:00 a.m., on the Amendment No. 3 Effective Date. Each of the parties hereto acknowledges that the Initial Loans (as defined below) shall be determined based on the outstanding principal amounts of U.S. Revolving Loans and European Revolving Loans after such repayment.

(c) On the Amendment No. 3 Effective Date, (i) the aggregate principal amount of U.S. Revolving Loans and European Revolving Loans outstanding (the “Initial Loans”) immediately prior to giving effect to the Additional Revolving Commitments on the Amendment No. 3 Effective Date shall be deemed to be repaid, (ii) immediately following the deemed repayment of the Initial Loans as described in clause (i) above, notwithstanding anything to the contrary in Sections 2.09 and 2.12 of the Credit Agreement, the U.S. Revolving Tranche A Commitments and the European Revolving Tranche A Commitments shall be terminated, (iii) immediately following the termination of U.S. Revolving Tranche A Commitments and the European Revolving Tranche A Commitments as described in clause (ii) above and after giving effect to the effectiveness of Additional Revolving Commitments, (A) the U.S. Borrower shall be deemed to have made a new U.S. Revolving Tranche B Borrowing (the “Subsequent U.S. Borrowing”) in an aggregate principal amount equal to the portion of the Initial Loans attributable to the U.S. Revolving Loans, and (B) the U.S. Borrower or the European Borrower, as applicable, shall be deemed to have made a new European Revolving Tranche B Borrowing (the “Subsequent European Borrowing”, and together with the Subsequent U.S. Borrowing, collectively, the

“Subsequent Borrowings”) in an aggregate principal amount equal to the portion of the Initial Loans attributable to the European Revolving Loans, which Subsequent Borrowings shall be of the Types and for the Interest Periods specified in a Borrowing Request delivered to the Administrative Agent in accordance with Section 2.03; provided that, notwithstanding the prior notice required under Section 2.03 of the Credit Agreement, the Borrowers may deliver such Borrowing Request on or prior to 11:00 a.m. on the Amendment No. 3 Effective Date, provided further that if no such Borrowing Request is delivered, the Subsequent Borrowings shall be ABR Borrowings if denominated in Dollars, or otherwise, EBR Borrowings, (iv) (A) each Additional Revolving Lender and each European Revolving Tranche B Lender shall pay to the Applicable Administrative Agent, in same day funds an amount determined by the Applicable Administrative Agent and notified to such Additional Revolving Lender and European Revolving Tranche B Lender (which amounts shall constitute Loans), (B) after the Applicable Administrative Agent receives such funds, the Applicable Administrative Agent shall pay to each U.S. Revolving Lender (other than the Additional Lenders) and each European Revolving Tranche A Lender a portion of such funds in an amount determined by the Applicable Administrative Agent and (C) the Subsequent Borrowings shall be allocated among the U.S. Revolving Tranche B Lenders (including the Additional Lenders) and the European Revolving Tranche B Lenders, as applicable, by the Applicable Administrative Agent such that following the transactions in (A), (B) and (C): (I) each U.S. Revolving Tranche B Lender shall hold its U.S. Tranche B Pro Rata Percentage (determined as though allocations were being made solely among the U.S. Revolving Tranche B Lenders under the Credit Agreement as modified hereby) of the Subsequent U.S. Borrowing (each calculated after giving effect to the Additional Revolving Commitments), (II) each European Revolving Tranche B Lender shall hold its European Tranche B Pro Rata Percentage (determined as though allocations were being made solely among the European Revolving Tranche B Lenders under the Credit Agreement as modified hereby) of the Subsequent European Borrowing, and (III) each U.S. Revolving Tranche A Lender and each European Revolving Tranche A Lender shall not be allocated any portion of any Subsequent U.S. Borrowing or Subsequent European Borrowing, as applicable, and, accordingly, shall cease to hold any U.S. Revolving Tranche A Loans or European Revolving Tranche A Loans, as applicable, (v) the participations of each Revolving Lender (without regard to Class) in each outstanding Swingline Loan (if any) and Letter of Credit provided for in Section 2.22(e) and 2.23(d), respectively, shall be ratably reallocated such that (A) each U.S. Revolving Tranche B Lender shall hold a participation therein that reflects its U.S. Tranche B Pro Rata Percentage (determined as though allocations were being made solely among the U.S. Revolving Tranche B Lenders under the Credit Agreement as modified hereby) of each such U.S. Swingline Loan and/or U.S. Letter of Credit (each calculated after giving effect to the Additional Revolving Commitments), (B) each European Revolving Tranche B Lender shall hold a participation therein that reflects its European Tranche B Pro Rata Percentage (determined as though allocations were being made solely among the European Revolving Tranche B Lenders under the Credit Agreement as modified hereby) of each such European Swingline Loan and/or European Letter of Credit, and (C) each U.S. Revolving Tranche A Lender and each European Revolving Tranche A Lender shall cease to have any participation in any Swingline Loan or Letter of Credit; provided that if, after giving effect to the transactions and reallocations set forth in clauses (iv) and (v) above, the aggregate Revolving Exposure of the U.S. Revolving Tranche B Lenders or the European Revolving Tranche B Lenders would exceed the aggregate U.S. Revolving Tranche B Commitments or European Revolving Tranche B Commitments, as applicable, then the applicable Borrower shall, on the Amendment No. 3 Effective Date, repay or prepay its Revolving Borrowings or Swingline Loans (or a combination thereof) in an amount sufficient to eliminate such excess, and (vi) the U.S. Borrower or European Borrower, as applicable, shall pay to the Applicable Administrative Agent for the account of each Revolving Lender (other than the Additional

Revolving Lenders) any and all accrued and unpaid interest and Fees. The deemed payments made pursuant to clause (i) above in respect of each Eurocurrency Loan shall be subject to indemnification by the applicable Borrower pursuant to the provisions of Section 2.16 of the Credit Agreement if the Amendment No. 3 Effective Date occurs other than on the last day of the Interest Period relating thereto. The transactions contemplated by this Section 2(b) shall constitute a Revolving Tranche A Termination (as defined below) and, accordingly, on the Amendment No. 3 Effective Date, after giving effect to the provisions of this Section 2(b), all principal, interest, Fees and other amounts due and owning by the Borrowers to the U.S. Revolving Tranche A Lenders and the European Revolving Tranche A Lenders shall be deemed repaid in full and all Revolving Tranche A Commitments shall be terminated.

SECTION 3. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order as follows:

“Additional German Pledge Agreements” shall mean (a) the Share Pledge Agreement (relating to shares in Sensus Metering Systems GmbH Ludwigshafen) among Sensus Metering Systems (Luxco 3) s.àr.l, the European Collateral Agent and the other European Secured Parties and (b) the Share Pledge Agreement (relating to shares in Sensus Metering Services GmbH and Sensus Metering Systems GmbH Hannover) among Sensus Metering Systems GmbH Ludwigshafen, the European Collateral Agent and the other European Secured Parties, in each case entered into in connection with Amendment No. 3.

“Additional Term Loan” shall have the meaning provided in Amendment No. 3.

“Additional Term Lender” shall have the meaning provided in Amendment No. 3.

“Additional Revolving Commitment” shall mean, with respect to any Additional Revolving Lender, the amount of Additional Revolving Commitment set forth on such Lender’s signature page to Amendment No. 3 or such lesser amount as is allocated to it by the General Administrative Agent and notified to such Additional Revolving Lender on or prior to the Amendment No. 3 Effective Date.

“Additional Revolving Lender” shall have the meaning provided in Amendment No. 3.

“Amendment No. 3” shall mean Amendment No. 3 to this Agreement dated as of July 23, 2009.

“Amendment No. 3 Effective Date” shall have the meaning provided in Amendment No. 3.

“Declining European Revolving Lender” shall have the meaning provided in Amendment No. 3.

“Declining U.S. Revolving Lender” shall have the meaning provided in Amendment No. 3.

“European Revolving Tranche A Commitment” shall mean, with respect to each European Revolving Tranche A Lender, its commitment, as set forth on Schedule I to Amendment No. 3 (or in the Assignment and Acceptance entered into after the Amendment No. 3 Effective Date pursuant to which it assumed its European Revolving Tranche A Commitment) to make European Revolving Tranche A Loans to the European Borrower or the U.S. Borrower, as the same may be (a) reduced from time to time pursuant to Section 2.09 or (b) reduced or increased from time to time pursuant to assignments by or to such European Revolving Tranche A Lender (or permitted assignee) pursuant to Section 9.04. As of immediately prior to the Revolving Tranche A Termination to be effected on the Amendment No. 3 Effective Date pursuant to Section 2(b) of Amendment No. 3, the aggregate amount of European Revolving Tranche A Commitments will be $14,000,000. Immediately following the Revolving Tranche A Termination to be effected on the Amendment No. 3 Effective Date pursuant to Section 2(b) of Amendment No. 3, and at all times thereafter, the aggregate amount of European Revolving Tranche A Commitments will be $0.

“European Revolving Tranche A Exposure” shall mean, with respect to any European Revolving Tranche A Lender at any time, the sum of (a) the aggregate principal amount at such time of all its outstanding European Revolving Tranche A Loans denominated in Dollars, (b) the Dollar Equivalent of the aggregate principal amount at such time of all its outstanding European Revolving Tranche A Loans denominated in Designated Foreign Currencies, (c) the aggregate amount at such time of its European L/C Exposure attributable to the European Revolving Tranche A Commitments and (d) the aggregate amount at such time of its European Swingline Exposure attributable to the European Tranche A Commitments. Immediately following the consummation of the Revolving Tranche A Termination on the Amendment No. 3 Effective Date pursuant to Section 2(b) of Amendment No. 3, and at all times thereafter, the European Revolving Tranche A Exposure of all European Tranche A Lenders shall be $0.

“European Revolving Tranche A Lender” shall mean a Lender with a European Revolving Tranche A Commitment and/or an outstanding European Revolving Tranche A Loan. As of the Amendment No. 3 Effective Date, the European Revolving Tranche A Lenders are the Declining European Revolving Lenders.

“European Revolving Tranche A Loans” shall mean the revolving loans made by the European Revolving Tranche A Lenders to either Borrower pursuant to clause (iii) of Section 2.01(a). European Revolving Tranche A Loans may be denominated in Dollars or a Designated Foreign Currency. Immediately following the consummation of the Revolving Tranche A Termination on the Amendment No. 3 Effective Date pursuant to Section 2(b) of Amendment No. 3, and at all times thereafter, all European Revolving Tranche A Loans shall be deemed repaid in full.

“European Revolving Tranche B Commitment” shall mean, with respect to each European Revolving Tranche B Lender, its commitment as set forth on Schedule I to Amendment No. 3 (or in the Assignment and

Acceptance entered into after the Amendment No. 3 Effective Date pursuant to which it assumed its European Revolving Tranche B Commitment) to make European Revolving Tranche B Loans to the European Borrower or the U.S. Borrower, as the same may be (a) reduced from time to time pursuant to Section 2.09, (b) increased from time to time pursuant to Section 2.25 or (c) reduced or increased from time to time pursuant to assignments by or to such European Revolving Tranche B Lender pursuant to Section 9.04. The aggregate amount of European Revolving Tranche B Commitments on the Amendment No. 3 Effective Date is $16,000,000.

“European Revolving Tranche B Exposure” shall mean, with respect to any European Revolving Tranche B Lender at any time, the sum of (a) the aggregate principal amount at such time of all its outstanding European Revolving Tranche B Loans denominated in Dollars, (b) the Dollar Equivalent of the aggregate principal amount at any such time of all its outstanding European Revolving Tranche B Loans denominated in Designated Foreign Currencies, (c) the aggregate amount at such time of its European L/C Exposure attributable to the European Revolving Tranche B Commitments and (d) the aggregate amount at such time of its European Swingline Exposure attributable to the European Tranche B Commitments.

“European Revolving Tranche B Lender” shall mean a Lender with a European Revolving Tranche B Commitment and/or an outstanding European Revolving Tranche B Loan. As of the Amendment No. 3 Effective Date, the European Revolving Tranche B Lenders are the Extending European Revolving Lenders.

“European Revolving Tranche B Loans” shall mean the revolving loans made by the European Revolving Tranche B Lenders to either Borrower pursuant to clause (iv) of Section 2.01(a). European Revolving Tranche B Loans may be denominated in Dollars or a Designated Foreign Currency.

“European Tranche A Pro Rata Percentage” shall mean, with respect to any European Revolving Tranche A Lender at any time, the percentage of the aggregate amount of European Revolving Tranche A Commitments as in effect at such time represented by such European Tranche A Lender’s European Revolving Tranche A Commitment; provided that where allocations are required to be made under this Agreement between the European Tranche A Lenders and European Tranche B Lenders or their respective Commitments, the term “European Tranche A Pro Rata Percentage” shall mean, with respect to any European Revolving Tranche A Lender at any time, the percentage of the aggregate amount of European Revolving Commitments (without regard to Class thereof) as in effect at such time represented by such European Tranche A Lender’s European Revolving Tranche A Commitment. In the event that the European Revolving Tranche A Commitments shall have expired or have terminated, the European Tranche A Pro Rata Percentages shall be determined on the basis of the European Revolving Tranche A Commitments most recently in effect.

“European Tranche B Pro Rata Percentage” shall mean, with respect to any European Revolving Tranche B Lender at any time, the percentage of the aggregate amount of European Revolving Tranche B Commitments as in effect at such time represented by such European Lender’s European Revolving Tranche B Commitment; provided that where allocations are required to be made under this Agreement between the European Tranche A Lenders and European Tranche B Lenders or their respective Commitments, the term “European Tranche B Pro Rata Percentage” shall mean, with respect to any European Revolving Tranche B Lender at any time, the percentage of the aggregate amount of European Revolving Commitments (without regard to Class thereof) as in effect at such time represented by such European Tranche B Lender’s European Revolving Tranche B Commitment. In the event that the European Revolving Tranche B Commitments shall have expired or have terminated, the European Tranche B Pro Rata Percentages shall be determined on the basis of the European Revolving Tranche B Commitments most recently in effect.

“Extending European Revolving Lender” shall have the meaning provided in Amendment No. 3.

“Extending Term Lender” shall have the meaning provided in Amendment No. 3.

“Extending U.S. Revolving Lender” shall have the meaning provided in Amendment No. 3.

“German Restructuring Costs” shall mean, with respect to any period, cash payments made during such period in connection with the restructuring activities associated with the operations of Holdings and its Subsidiaries in Germany.

“Revolving Tranche A Commitments” shall mean the U.S. Revolving Tranche A Commitments and the European Revolving Tranche A Commitments.

“Revolving Tranche A Maturity Date” shall mean December 17, 2009.

“Revolving Tranche A Termination Date” shall mean, with respect to any Class of Revolving Tranche A Commitments, the earlier of (a) the Revolving Tranche A Maturity Date and (b) the date on which the Revolving Tranche A Commitments of such Class have terminated and there is no outstanding U.S. Revolving Tranche A Exposure or European Revolving Tranche A Exposure, as the case may be.

“Revolving Tranche B Maturity Date” shall mean December 17, 2012.

“Revolving Tranche A Termination” shall mean the substantially concurrent occurrence of all of the following: (a) the repayment in full of all principal, interest, Fees and other amounts due and owing by the Borrowers to the Lenders in respect of Revolving Tranche A Commitments, U.S. Revolving Tranche A Loans and European Revolving Tranche A Loans and (b) termination of all Revolving Tranche A Commitments and reallocation of participations in each case in accordance with Section 2.09.

“Term B-1 Maturity Date” shall mean December 17, 2010.

“Term B-1 Refinancing” shall mean the repayment, in whole or in part, of principal, interest, fees and other amounts due and owing by the U.S. Borrower to the Lenders in respect of the Term B-1 Loans with the net cash proceeds of a substantially concurrent (a) issuance by Holdings of its Equity Interests (or a receipt by Holdings of a capital contribution in respect thereof) or (b) incurrence by Holdings, either Borrower or any Subsidiary of Indebtedness permitted to be incurred by it under this Agreement.

“Term B-3 Commitment” shall mean, with respect to each Term B-3 Lender that is an Additional Term Lender, its commitment as set forth on Schedule I to Amendment No. 3 (or in the Assignment and Acceptance pursuant to which it shall have assumed its Term B-3 Commitment) to make Term B-3 Loans to the U.S. Borrower, as the same may be (a) increased from time to time pursuant to Section 2.24 or (b) reduced or increased from time to time pursuant to assignments by or to such Term B-3 Lender pursuant to Section 9.04. The aggregate amount of the Term B-3 Commitments on the Amendment No. 3 Effective Date is $35,000,000.

“Term B-3 Lender” shall mean a Lender with an outstanding Term B-3 Loan. As of the Amendment No. 3 Effective Date, the Term B-3 Lenders are the Extending Term Lenders and the Additional Term Lenders.

“Term B-3 Loans” shall have the meaning provided in Amendment No. 3.

“Term B-3 Maturity Date” shall mean June 3, 2013.

“U.S. Revolving Tranche A Commitment” shall mean, with respect to each U.S. Revolving Tranche A Lender, its commitment, as set forth on Schedule I to Amendment No. 3 (or in the Assignment and Acceptance entered into after the Amendment No. 3 Effective Date pursuant to which it assumed its U.S. Revolving Tranche A Commitment) to make U.S. Revolving Tranche A Loans to the U.S. Borrower, as the same may be (a) reduced from time to time pursuant to Section 2.09 or (b) reduced or increased from time to time pursuant to assignments by or to such U.S. Revolving Tranche A Lender (or its permitted assignee) pursuant to Section 9.04. As of immediately prior to the Revolving Tranche A Termination to be effected on the Amendment No. 3 Effective Date pursuant to Section 2(b) of Amendment No. 3, the aggregate amount of U.S. Revolving Tranche A Commitments will be $31,000,000. Immediately following the Revolving Tranche A Termination to be effected on the Amendment No. 3 Effective Date pursuant to Section 2(b) of Amendment No. 3, and at all times thereafter, the aggregate amount of U.S. Revolving Tranche A Commitments will be $0.

“U.S. Revolving Tranche A Exposure” shall mean, with respect to any U.S. Revolving Tranche A Lender at any time, the sum of (a) the aggregate principal amount at such time of all its outstanding U.S. Revolving Tranche A Loans, (b) the aggregate amount at such time of its U.S. L/C Exposure attributable to the U.S. Revolving Tranche A Commitments and (c) the aggregate amount at such time of its U.S. Swingline Exposure attributable to the U.S. Revolving Tranche A Commitments. Immediately following the consummation of the Revolving Tranche A Termination on the Amendment No. 3 Effective Date pursuant to Section 2(b) of Amendment No. 3, and at all times thereafter, the U.S. Revolving Tranche A Exposure of all U.S. Tranche A Lenders shall be $0.

“U.S. Revolving Tranche A Lender” shall mean a Lender with a U.S. Revolving Tranche A Commitment and/or an outstanding U.S. Revolving Tranche A Loan. As of the Amendment No. 3 Effective Date, the U.S. Revolving Tranche A Lenders are the Declining U.S. Revolving Lenders.

“U.S. Revolving Tranche A Loans” shall mean the revolving loans made by the U.S. Revolving Tranche A Lenders to the U.S. Borrower pursuant to clause (i) of Section 2.01(a). Immediately following the consummation of the Revolving Tranche A Termination on the Amendment No. 3 Effective Date pursuant to Section 2(b) of Amendment No. 3, and at all times thereafter, all U.S. Revolving Tranche A Loans shall be deemed repaid in full.

“U.S. Revolving Tranche B Commitment” shall mean, with respect to each U.S. Revolving Tranche B Lender, its commitment as set forth on Schedule I to Amendment No. 3 (or in the Assignment and Acceptance entered into after the Amendment No. 3 Effective Date pursuant to which it assumed its U.S. Revolving Tranche B Commitment) to make U.S. Revolving Loans to the U.S. Borrower, as the same may be (a) reduced from time to time pursuant to Section 2.09, (b) increased from time to time pursuant to Section 2.25 or (c) reduced or increased from time to time pursuant to assignments by or to such U.S. Revolving Tranche B Lender pursuant to Section 9.04. The aggregate amount of U.S. Revolving Tranche B Commitments on the Amendment No. 3 Effective Date (after giving effect to the Additional Revolving Commitments) is $54,000,000.

“U.S. Revolving Tranche B Exposure” shall mean, with respect to any U.S. Revolving Tranche B Lender at any time, the sum of (a) the aggregate principal amount at such time of all its outstanding U.S. Revolving Tranche B Loans, (b) the aggregate amount at such time of its U.S. L/C Exposure attributable to the U.S. Revolving Tranche B Commitments and (c) the aggregate amount at such time of its U.S. Swingline Exposure attributable to the U.S. Revolving Tranche B Commitments.

“U.S. Revolving Tranche B Lender” shall mean a Lender with a U.S. Revolving Tranche B Commitment and/or an outstanding U.S. Revolving Tranche B Loan. As of the Amendment No. 3 Effective Date, the U.S. Revolving Tranche B Lenders are the Extending U.S. Revolving Lenders and the Additional Revolving Lenders.

“U.S. Revolving Tranche B Loans” shall mean the revolving loans made by the U.S. Revolving Tranche B Lenders to the U.S. Borrower pursuant to clause (ii) of Section 2.01(a).

“U.S. Tranche A Pro Rata Percentage” shall mean, with respect to any U.S. Revolving Tranche A Lender at any time, the percentage of the aggregate amount of U.S. Revolving Tranche A Commitments as in effect at such time represented by such U.S. Lender’s U.S. Revolving Tranche A Commitment; provided that where allocations are to be made under this Agreement between the U.S. Tranche A Lenders and U.S. Tranche B Lenders or their respective Commitments, the term “U.S. Tranche A Pro Rata Percentage” shall mean, with respect to any U.S. Revolving Tranche A Lender at any time, the percentage of the aggregate amount of U.S. Revolving Commitments (without regard to Class thereof) as in effect at such time represented by such U.S. Tranche A Lender’s U.S. Revolving Tranche A Commitment. In the event that the U.S. Revolving Tranche A Commitments shall have expired or have terminated, the U.S. Tranche A Pro Rata Percentages shall be determined on the basis of the U.S. Revolving Tranche A Commitments most recently in effect.

“U.S. Tranche B Pro Rata Percentage” shall mean, with respect to any U.S. Revolving Tranche B Lender at any time, the percentage of the aggregate amount of U.S. Revolving Tranche B Commitments as in effect at such time represented by such U.S. Lender’s U.S. Revolving Tranche B Commitment; provided that where allocations are to be made under this Agreement between the U.S. Tranche A Lenders and U.S. Tranche B Lenders or their respective Commitments, the term “U.S. Tranche B Pro Rata Percentage” shall mean, with respect to any U.S. Revolving Tranche B Lender at any time, the percentage of the aggregate amount of U.S. Revolving Commitments (without regard to Class thereof) as in effect at such time represented by such U.S. Tranche B Lender’s U.S. Revolving Tranche B Commitment. In the event that the U.S. Revolving Tranche B Commitments shall have expired or have terminated, the U.S. Tranche B Pro Rata Percentages shall be determined on the basis of the U.S. Revolving Tranche B Commitments most recently in effect.

(b) The definition of the term “Alternate Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% and (c) solely with respect to calculations of the Alternate Base Rate applicable to Term B-3 Loans, U.S. Revolving Tranche B Loans and European Revolving Tranche B Loans, 3.5%. If for any reason the General Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the General Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.”.

(c) The definition of the term “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable Percentage” shall mean, for any day, (a) with respect to any Eurocurrency Term Loan that is a Term B-1 Loan, 2.0%, (b) with respect to any Eurocurrency Term Loan that is a Term B-3 Loan, 4.5%, (c) with respect to any ABR Term Loan that is a Term B-1 Loan, 1.0%, (d) with respect to any ABR Term Loan that is a Term B-3 Loan, 3.5%, (e) with respect to any Eurocurrency Revolving Tranche B Loan, 3.5%, (f) with respect to any ABR Revolving Tranche B Loan or EBR Revolving Tranche B Loan, 2.5%, (g) with respect to any Swingline Loan, 3.5%, and (h) with respect to any Eurocurrency Revolving Tranche A Loan, ABR Revolving Tranche A Loan or EBR Revolving Tranche A Loan, as the case may be, the applicable percentage set forth below under the caption “Eurocurrency Spread–Revolving Tranche A Loans” or “ABR/EBR Spread–Revolving Tranche A Loans”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination:

Leverage Ratio	Eurocurrency Spread– Revolving Tranche A Loans	ABR/EBR Spread– Revolving Tranche A Loans
Category 1 Greater than or equal to 4.75 to 1.00	2.50%	1.50%

Category 2 Greater than or equal to 4.25 to 1.00, but less than 4.75 to 1.00	2.25%	1.25%

Category 3 Greater than or equal to 3.75 to 1.00, but less than 4.25 to 1.00	2.00%	1.00%

Category 4 Greater than or equal to 3.25 to 1.00, but less than 3.75 to 1.00	1.75%	0.75%

Category 5 Less than 3.25 to 1.00	1.50%	0.50%

Each change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective with respect to all U.S. Revolving Tranche A Loans and European Revolving Tranche A Loans and Letters of Credit attributable to U.S. Revolving Tranche A Commitments or European Revolving Tranche A Commitments outstanding on and after the date of delivery to the General Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(d), respectively, indicating such change, and until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. If Holdings shall have failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(d), respectively, in respect of any period, then, until the earlier to occur of the delivery of such statements and certificates or the occurrence of an Event of Default, the Leverage Ratio shall be deemed to be in the same Category as it was during the prior period; provided, however, that, if such statements and certificates when delivered indicate that the Leverage Ratio should have been adjusted to a lower Category (i.e., a higher spread), then the applicable Borrower shall, on the next Interest Payment Date with respect to each such Loan or date on which L/C Participation Fees attributable to U.S. Revolving Tranche A Commitments or European Revolving Tranche A Commitments are payable, as the case may be, pay to the Lenders, through the Applicable Administrative Agent, the additional interest and L/C Participation Fees that would have accrued on or in respect of such outstanding Loans and Letters of Credit during such interim period. The calculation of such additional interest and such L/C Participation Fees shall be made by the General Administrative Agent and shall be conclusive absent manifest error. In addition, at any time after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage. The changes to the Applicable Percentages effected by Amendment No. 3 will become effective as to all applicable outstanding Loans and Commitments on and as of the Amendment No. 3 Effective Date.”.

(d) The definition of the term “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Term B-1 Loans, Term B-3 Loans, Other Term Loans, U.S. Swingline Loans, European Swingline Loans, U.S. Revolving Tranche A Loans, U.S. Revolving Tranche B Loans, European Revolving Tranche A Loans or European Revolving Tranche B Loans and, when used in reference to any Commitment, refers to whether such Commitment is an Incremental Term Commitment, U.S. Revolving Tranche A Commitment, U.S. Revolving Tranche B Commitment, European Revolving Tranche A Commitment, European Revolving Tranche B Commitment, U.S. Swingline Commitment or European Swingline Commitment.”.

(e) The definition of the term “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)	by deleting the word “and” immediately before the clause designator “(ix)” and substituting a comma therefor;

(ii)	by adding immediately before the word “minus” at the end of clause (a) thereof the following:

“(x) German Restructuring Costs of $6,800,000 for the fiscal year ended March 31, 2009, and up to an aggregate of $28,000,000 for the three fiscal years ended March 31, 2012, and”; and

(iii)	by deleting the last sentence thereof.

(f) The definition of the term “Consolidated Fixed Charges” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding at the end of the first sentence thereof “; provided that repayments of the Term B-1 Loans, the U.S. Revolving Tranche A Loans and the European Revolving Tranche A Loans made after the Amendment No. 3 Effective Date shall be excluded from Consolidated Fixed Charges”.

(g) The definition of the term “Consolidated Net Income” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)	by adding “(x)” immediately before the clause “the net income”;

(ii)	by adding immediately before the proviso thereto the following:

“, plus, without duplication, (y) customer billings of Holdings and its Subsidiaries less the associated incremental direct costs (both net of amortization) related to multi-element contracts that have been deferred during such period under AICPA Statement of Position 97-2, Software Revenue Recognition (“SOP 97-2”)”; and

(iii)	by adding at the end thereof the following:

“For the avoidance of doubt, (i) the term “net of amortization” in clause (y) above shall mean net of amounts amortized or otherwise recognized during such period with respect to customer billings and associated incremental direct costs related to multi-element contracts that are deferred during any period under SOP 97-2 and (ii) notwithstanding anything to the contrary, amortization of deferred customer billings of Holdings and its Subsidiaries and the associated incremental direct costs related to multi-element contracts deducted in clause (y) shall be disregarded for purposes of clause (iii) of the definition of Consolidated EBITDA for such period.”.

(h) The definition of the term “Defaulting Lender” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Defaulting Lender” means any Lender, as reasonably determined by the General Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the General Administrative Agent, the Issuing Bank, the Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under the Credit Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under the Credit Agreement or generally under other agreements in which it commits to extend credit, (c) failed, within three Business Days after written request by the General Administrative Agent, to confirm that it will comply with the terms of the Credit Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans; provided that any such Lender shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Applicable Administrative Agent, (d) otherwise failed to pay over to the Applicable Administrative Agent or any other Lender any other amount (other than a de minimis amount) required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such person or its assets to be, insolvent or has a parent company that has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such person or its assets to be, insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.”.

(i) The definition of the term “Disqualified Capital Stock” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom each instance of “Term Loan Maturity Date” and substituting therefor “Term B-3 Maturity Date”.

(j) The definition of the term “European L/C Exposure” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding prior to the last sentence thereof the following:

“Prior to the Revolving Tranche A Termination Date, the outstanding European L/C Exposure shall be allocated ratably between the European Revolving Tranche A Commitments and the European Revolving Tranche B Commitments and, thereafter, unless the maturity of the Loans shall theretofore have been accelerated, shall be allocated entirely to the European Revolving Tranche B Commitments.”.

(k) The definition of the term “European Pro Rata Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““European Pro Rata Percentage” shall mean, as the context may require, the European Tranche A Pro Rata Percentage or the European Tranche B Pro Rata Percentage.”.

(l) The definition of the term “European Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““European Revolving Commitment” shall mean, with respect to each European Revolving Tranche A Lender, its European Revolving Tranche A Commitment, and with respect to each European Revolving Tranche B Lender, its European Revolving Tranche B Commitment; provided that following the Revolving Tranche A Termination Date, the term “European Revolving Commitment” shall mean, with respect to a European Revolving Lender, its European Revolving Tranche B Commitment.”.

(m) The definition of the term “European Revolving Exposure” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““European Revolving Exposure” shall mean, with respect to any European Revolving Tranche A Lender at any time, its European Revolving Tranche A Exposure, and with respect to any European Revolving Tranche B Lender at any time, its European Revolving Tranche B Exposure; provided that following the Revolving Tranche A Termination Date, unless the maturity of the Loans shall theretofore have been accelerated, the term “European Revolving Exposure” shall mean, with respect to a European Revolving Lender at any such time, its European Revolving Tranche B Exposure.”.

(n) The definition of the term “European Revolving Lender” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““European Revolving Lender” shall mean a European Revolving Tranche A Lender or a European Revolving Tranche B Lender; provided that following the Revolving Tranche A Termination Date, unless the maturity of the Loans shall theretofore have been accelerated, the term “European Revolving Lender” shall mean a European Revolving Tranche B Lender.”.

(o) The definition of the term “French Pledge Agreement” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““French Pledge Agreements” shall mean the collective reference to (a) the Pledge Agreement (relating to shares of Sensus Metering Systems France Holdings) among Sensus Metering Systems (LuxCo 3) s.àr.l., the European Collateral Agent and the other European Secured Parties dated December 17, 2003 and (b) the Pledge Agreement (relating to shares of Sensus Metering Systems) among Sensus Metering Systems France Holdings, the European Collateral Agent and the other European Secured Parties dated March 28, 2006, each substantially in the form of Exhibit F-2 and as amended pursuant to amendment agreements dated July 23, 2009, and as further amended, varied, novated or supplemented from time to time.”

(p) The definition of the term “European Revolving Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““European Revolving Loans” shall mean, the European Revolving Tranche A Loans and the European Revolving Tranche B Loans; provided that following the Revolving Tranche A Termination Date, unless the maturity of the Loans shall theretofore have been accelerated, the term “European Revolving Loans” shall mean the European Revolving Tranche B Loans.”.

(q) The definition of the term “German Pledge Agreement” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)	by deleting the word “and” immediately before the clause designator “(d)”; and

(ii)	by adding at the end thereof “and (e) each of the Additional German Pledge Agreements”.

(r) The definition of the term “Incremental Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom “Term B-2 Loans” and substituting therefor “Term B-3 Loans”.

(s) The definition of the term “Leverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom “in an aggregate amount not to exceed $25,000,000”.

(t) The definition of the term “LIBO Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding at the end thereof the following:

“Notwithstanding the foregoing, solely with respect to Term B-3 Loans, U.S. Revolving Tranche B Loans and European Revolving Tranche B Loans, the applicable LIBO Rate in respect of any applicable Interest Period will be deemed to be 2.50% per annum if the LIBO Rate for such Interest Period calculated pursuant to the foregoing provisions would otherwise be less than 2.50% per annum.”.

(u) The definition of the term “Revolving Credit Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Revolving Credit Maturity Date” shall mean, (a) prior to the Amendment No. 3 Effective Date, December 17, 2009, (b) after the Amendment No. 3 Effective Date, with respect to the Revolving Tranche A Commitments, the Revolving Tranche A Maturity Date, and, with respect to the U.S. Revolving Tranche B Commitments and the European Revolving Tranche B Commitments, the Revolving Tranche B Maturity Date and (c) after the Revolving Tranche A Termination Date, the Revolving Tranche B Maturity Date.”.

(v) The definition of the term “Term B-1 Loans” shall be amended by adding at the end thereof “; provided that on and after the Amendment No. 3 Effective Date, the term “Term B-1 Loans” shall exclude those that become Term B-3 Loans pursuant to Amendment No. 3”.

(w) The definition of the term “Term Lenders” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom “Term B-2 Lenders” and substituting therefor “Term B-3 Lenders”.

(x) The definition of the term “Term Loan Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom “the Term B-1 Commitments and the Term B-2 Commitments” and substituting therefore “the Term B-3 Commitments”.

(y) The definition of the term “Term Loan Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Loan Maturity Date” shall mean, (a) prior to the Amendment No. 3 Effective Date, the Term B-1 Maturity Date, (b) on and after the Amendment No. 3 Effective Date, with respect to the Term B-1 Loans, the Term B-1 Maturity Date, and with respect to the Term B-3 Loans, the Term B-3 Maturity Date and (c) after the repayment in full of the Term B-1 Loans, the Term B-3 Maturity Date.”.

(z) The definition of the term “Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

““Term Loans” shall mean, unless the context requires otherwise, a Term B-1 Loan or a Term B-3 Loan.”.

(aa) The definition of the term “U.S. L/C Exposure” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding prior to the last sentence thereof the following:

“Prior to the Revolving Tranche A Termination Date, the outstanding U.S. L/C Exposure shall be allocated ratably between the U.S. Revolving Tranche A Commitments and the U.S. Revolving Tranche B Commitments and, thereafter, unless the maturity of the Loans shall theretofore have been accelerated, shall be allocated entirely to the U.S. Revolving Tranche B Commitments.”.

(bb) The definition of the term “U.S. Pro Rata Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““U.S. Pro Rata Percentage” shall mean, as the context may require, the U.S. Tranche A Pro Rata Percentage or the U.S. Tranche B Pro Rata Percentage.”.

(cc) The definition of the term “U.S. Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““U.S. Revolving Commitment” shall mean, with respect to each U.S. Revolving Tranche A Lender, its U.S. Revolving Tranche A Commitment, and with respect to each U.S. Revolving Tranche B Lender, its U.S. Revolving Tranche B Commitment; provided that following the Revolving Tranche A Termination Date, the term “U.S. Revolving Commitment” shall mean, with respect to a U.S. Revolving Lender, its U.S. Revolving Tranche B Commitment.”.

(dd) The definition of the term “U.S. Revolving Exposure” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““U.S. Revolving Exposure” shall mean, with respect to any U.S. Revolving Tranche A Lender at any time, its U.S. Revolving Tranche A Exposure, and with respect to any U.S. Revolving Tranche B Lender at any time, its U.S. Revolving Tranche B Exposure; provided that following the Revolving Tranche A Termination Date, unless the maturity of the Loans shall theretofore have been accelerated, the term “U.S. Revolving Exposure” shall mean, with respect to any U.S. Lender at any such time, its U.S. Revolving Tranche B Exposure.”.

(ee) The definition of the term “U.S. Revolving Lender” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““U.S. Revolving Lender” shall mean a U.S. Revolving Tranche A Lender or a U.S. Revolving Tranche B Lender; provided that following the Revolving Tranche A Termination Date, unless the maturity of the Loans shall theretofore have been accelerated, the term “U.S. Revolving Lender” shall mean a U.S. Revolving Tranche B Lender.”.

(ff) The definition of the term “U.S. Revolving Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““U.S. Revolving Loans” shall mean the U.S. Revolving Tranche A Loans and the U.S. Revolving Tranche B Loans; provided that following the Revolving Tranche A Termination Date, unless the maturity of the Loans shall theretofore have been accelerated, the term “U.S. Revolving Loans” shall mean the U.S. Revolving Tranche B Loans.”.

(gg) Section 2.01(a) (Commitments) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, (i) each U.S. Revolving Tranche A Lender agrees, severally and not jointly, to make U.S. Revolving Tranche A Loans to the U.S. Borrower, at any time and from time to time on or after the Closing Date and until the earlier of the Revolving Tranche A Maturity Date and the termination of its U.S. Revolving Tranche A Commitment in accordance with the terms hereof, in Dollars, and in an aggregate principal amount at any time outstanding that will not result in (A) such U.S. Revolving Tranche A Lender’s U.S. Revolving Tranche A Exposure exceeding its U.S. Revolving Tranche A Commitment or (B) the aggregate amount of the U.S. Revolving Tranche A Exposure exceeding the aggregate amount of the U.S. Revolving Tranche A Commitments, (ii) each U.S. Revolving Tranche B Lender agrees, severally and not jointly, to make U.S. Revolving Tranche B Loans to the U.S. Borrower, at any time and from time to time on or after the Amendment No. 3 Effective Date and until the earlier of the Revolving Tranche B Maturity Date and the termination of its U.S. Revolving Tranche B Commitment in accordance with the terms hereof, in Dollars, and in an aggregate principal amount at any time outstanding that will not result in (A) such U.S. Revolving Tranche B Lender’s U.S. Revolving Tranche B Exposure exceeding its U.S. Revolving Tranche B Commitment or (B) the aggregate amount of the U.S. Revolving Tranche B Exposure exceeding the aggregate amount of the U.S. Revolving Tranche B Commitments, (iii) each European Revolving Tranche A Lender agrees, severally and not jointly, to make European Revolving Tranche A Loans to the U.S. Borrower or the European Borrower in Dollars, or to the European Borrower in one or more Designated Foreign Currencies, at any time and from time to time on or after the Closing Date and until the earlier of the Revolving Tranche A Maturity Date and the termination of its European Revolving Tranche A Commitments in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in (A) such European Revolving Tranche A Lender’s European Revolving Tranche A Exposure exceeding its European Revolving Tranche A Commitment or (B) the aggregate amount of the European Revolving Tranche A Exposure exceeding the aggregate amount of the European Revolving Tranche A Commitments, (iv) each European Revolving Tranche B Lender agrees, severally and not jointly, to make European Revolving Tranche B Loans to the U.S. Borrower or the European Borrower in Dollars, or to the European Borrower in one or more Designated Foreign Currencies, at any time and from time to time on or after the Amendment No. 3 Effective Date and until the earlier of the Revolving Tranche B Maturity Date and the termination of its European Revolving Tranche B Commitment in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in (A) such European Revolving Tranche B Lender’s European Revolving Tranche B Exposure exceeding its European Revolving Tranche B Commitment or (B) the aggregate amount of the European Revolving Tranche B Exposure exceeding the aggregate amount of the European Revolving Tranche B Commitments and (v) each Term B-3 Lender with an outstanding Term B-3 Commitment agrees, severally and not jointly, to make Term B-3 Loans to the U.S. Borrower on the Amendment No. 3 Effective Date, in Dollars and in a principal amount equal to its Term B-3 Commitment. Within the limits set forth in clauses (i), (ii), (iii) and (iv) of the preceding sentence and subject to the terms, conditions and limitations set forth herein, the Borrowers may borrow, pay or prepay and reborrow Revolving Loans; provided that until the Revolving Tranche A Termination Date and except in the case of a Revolving Tranche A Termination, any such borrowing, payment, prepayment or reborrowing under (x) the U.S. Revolving Tranche A Commitments and U.S. Revolving Tranche B Commitments or (y) the European Revolving Tranche A Commitments and the European Revolving Tranche B Commitments shall be allocated ratably according to the Pro Rata Percentages of each Revolving Lender with Commitments described in (x) or (y) above. Amounts paid or prepaid in respect of Term Loans may not be reborrowed. For the avoidance of doubt, commencing on the Amendment No. 3 Effective Date, (A) each Term B-1 Loan of an Extending Term Lender prior to the Amendment No. 3 Effective Date and each Additional Term Loan of an Additional Term Lender shall be treated for all purposes as a Term B-3 Loan, (B) each Term B-1 Loan of a Declining Term Lender prior to the Amendment No. 3 Effective Date shall continue to be treated for all purposes as a Term B-1 Loan, (C) each U.S. Revolving Commitment of an Extending U.S. Revolving Lender prior to the Amendment No. 3 Effective Date and each Additional Revolving Commitment of an Additional Revolving Lender shall be treated for all purposes as a U.S. Revolving Tranche B Commitment, (D) each European Revolving Commitment of an Extending European Revolving Lender prior to the Amendment No. 3 Effective Date shall be treated for all purposes as a European Tranche B Commitment, (E) each U.S. Revolving Commitment of a Declining U.S. Revolving Lender prior to the Amendment No. 3 Effective Date shall be treated for all purposes as a U.S. Revolving Tranche A Commitment and (F) each European Revolving Commitment of a Declining European Revolving Lender prior to the Amendment No. 3 Effective Date shall be treated for all purposes as a European Revolving Tranche A Commitment. Each party hereto acknowledges that prior to the Amendment No. 3 Effective Date, the Term B-2 Loans were paid in full.”.

(hh) Section 2.02(a) (Loans) of the Credit Agreement is hereby amended by deleting the first sentence thereof and substituting therefor the following:

“Each Loan (other than Swingline Loans) shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective applicable U.S. Revolving Tranche A Commitments, U.S. Revolving Tranche B Commitments, European Revolving Tranche A Commitments, European Revolving Tranche B Commitments or Incremental Term Commitments, as the case may be.”.

(ii) Section 2.02(e) (Loans) of the Credit Agreement is hereby amended by adding at the end thereof the following:

“; provided that, notwithstanding anything to the contrary set forth herein, any Revolving Borrowing comprised of U.S. Revolving Tranche A Loans or European Revolving Tranche A Loans made within one month of the Revolving Tranche A Termination Date may be an ABR Borrowing or EBR Borrowing, as applicable, even if the corresponding Revolving Borrowing comprised of U.S. Revolving Tranche B Loans or European Revolving Tranche B Loans is a Eurocurrency Borrowing”.

(jj) Section 2.03 (Borrowing Procedure) of the Credit Agreement is hereby amended by amending and restating clause (i) thereof in its entirety as follows:

“(i) whether the Borrowing then being requested is to be a Term B-1 Borrowing, a Term B-3 Borrowing, an Incremental Term Borrowing, a U.S. Revolving Tranche A Borrowing, a U.S. Revolving Tranche B Borrowing, a European Revolving Tranche A Borrowing or a European Revolving Tranche B Borrowing;”.

(kk) Section 2.05(a) (Fees) of the Credit Agreement is hereby amended by deleting the first two sentences thereof and substituting therefor the following:

“The U.S. Borrower agrees to pay to the General Administrative Agent for the account of each U.S. Revolving Lender (i) in the case of a U.S. Revolving Tranche A Lender, a facility fee equal to 0.50% per annum on the daily amount of the U.S. Revolving Tranche A Commitments of such Lender (whether used or unused) during the preceding quarter (or other period commencing with the Closing Date or ending with the earlier of the Revolving Tranche A Maturity Date or the date on which the U.S. Revolving Tranche A Commitment of such Lender shall expire or be terminated) and (ii) in the case of a U.S. Revolving Tranche B Lender, a facility fee equal to 1.00% per annum on the daily amount of the U.S. Revolving Tranche B Commitments of such Lender (whether used or unused) during the preceding quarter (or other period commencing with the Amendment No. 3 Effective Date or ending with the earlier of the Revolving Tranche B Maturity Date or the date on which the U.S. Revolving Tranche B Commitment of such Lender shall expire or be terminated). The European Borrower agrees to pay to the European Administrative Agent for the account of each European Revolving Lender (i) in the case of a European Revolving Tranche A Lender, a facility fee equal to 0.50% per annum on the daily amount of the European Revolving Tranche A Commitments of such Lender (whether used or unused) during the preceding quarter (or other period commencing with the Closing Date or ending with the earlier of the Revolving Tranche A Maturity Date or the date on which the European Revolving Tranche A Commitment of such Lender shall expire or be terminated) and (ii) in the case of a European Revolving Tranche B Lender, a facility fee equal to 1.00% per annum on the daily amount of the European Revolving Tranche B Commitments of such Lender (whether used or unused) during the preceding quarter (or other period commencing with the Amendment No. 3 Effective Date or ending with the earlier of the Revolving Tranche B Maturity Date or the date on which the European Revolving Tranche B Commitment of such Lender shall expire or be terminated). The fees described in the preceding two sentences are collectively referred to as the “Facility Fees”.”.

(ll) Section 2.05(c) (Fees) of the Credit Agreement is hereby amended by adding at the end thereof the following:

“For the avoidance of doubt, the L/C Participation Fees payable to the Revolving Tranche A Lenders shall be based on the Applicable Percentage for Eurocurrency Revolving Tranche A Loans, and the L/C Participation Fees payable to the Revolving Tranche B Lenders shall be based on the Applicable Percentage for Eurocurrency Revolving Tranche B Loans.”.

(mm) Section 2.09(a) (Termination and Reduction of Commitments) of the Credit Agreement is hereby amended as follows:

(i)	by deleting “Term Loan Commitments” and substituting therefor “Term B-1 Commitments and Term B-2 Commitments”; and

(ii)	by adding after the first sentence thereof “The Term B-3 Commitments shall automatically terminate at 5:00 p.m., New York City time, on the Amendment No. 3 Effective Date.”.

(nn) Section 2.09(b) (Termination and Reduction of Commitments) of the Credit Agreement is hereby amended by adding at the end thereof the following:

“In the event of a Revolving Tranche A Termination, the participations provided for in Section 2.22(e) and Section 2.23(d) shall be reallocated (i) in the case of a U.S. Swingline Loan and U.S. Letter of Credit, from the U.S. Revolving Tranche A Lenders to the U.S. Revolving Tranche B Lenders ratably in accordance with their U.S. Tranche B Pro Rata Percentage and (ii) in the case of a European Swingline Loan and European Letter of Credit, from the European Revolving Tranche A Lenders to the European Revolving Tranche B Lenders ratably in accordance with their European Tranche B Pro Rata Percentages; provided that no such reallocation shall occur and no such Revolving Tranche A Termination shall be permitted if, after giving effect to such reallocation, the aggregate Revolving Exposure of the U.S. Revolving Tranche B Lenders or the European Revolving Tranche B Lenders, as the case may be, would exceed the aggregate Revolving Commitments of such U.S. Revolving Tranche B Lenders and European Revolving Tranche B Lenders, respectively.”.

(oo) Section 2.09(c) (Termination and Reduction of Commitments) of the Credit Agreement is hereby amended by adding at the end of the first sentence thereof the following:

“; provided that until the Revolving Tranche A Termination Date and except in the case of a Revolving Tranche A Termination, (i) any such reduction of any U.S. Revolving Commitments hereunder shall be allocated ratably to the U.S. Revolving Tranche A Lenders and the U.S. Revolving Tranche B Lenders in accordance with their respective Pro Rata Percentages and (ii) any such reduction of any European Revolving Commitments hereunder shall be allocated ratably to the European Revolving Tranche A Lenders and the European Revolving Tranche B Lenders in accordance with their respective Pro Rata Percentages”.

(pp) Section 2.11(a)(i) (Repayment of Term Borrowings) of the Credit Agreement is hereby amended as follows:

(i)	by adding at the end of the text prior to the amortization table therein the following:

“(it being understood that the amounts set forth below with respect to periods after the Amendment No. 3 Effective Date have been adjusted to reflect prepayments made prior to the Amendment No. 3 Effective Date and the existence of the Term B-3 Loans on and after the Amendment No. 3 Effective Date)”; and

(ii)	by substituting the following for the final six amortization payments set forth therein :

“
Repayment Date	Amount
September 30, 2009	$0
December 31, 2009	$0
March 31, 2010	$6,721,424.20
June 30, 2010	$7,021,598.94
September 30, 2010	$7,021,598.94
Term B-1 Maturity Date	$7,021,598.93
”.

(qq) Section 2.11(a)(ii) (Repayment of Term Borrowings) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) The U.S. Borrower shall pay to the General Administrative Agent, for the account of the Term B-3 Lenders, on the Repayment Dates set forth below, a principal amount of the Term B-3 Loans (as adjusted from time to time pursuant to Sections 2.11(c), 2.12, 2.13(f) and 2.24(d)) equal to the percentage set forth below for such date of the aggregate principal amount of the Term B-3 Loans outstanding on the Amendment No. 3 Effective Date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

Repayment Date	Percentage
September 30, 2009	0.25%
December 31, 2009	0.25%
March 31, 2010	0.25%
June 30, 2010	0.25%
September 30, 2010	0.25%
December 31, 2010	0.25%
March 31, 2011	0.25%
June 30, 2011	0.25%
September 30, 2011	0.25%
December 31, 2011	0.25%
March 31, 2012	0.25%
June 30, 2012	0.25%
September 30, 2012	0.25%
December 31, 2012	0.25%
March 31, 2013	0.25%
Term B-3 Maturity Date	96.25%
”.

(rr) Section 2.11(d) (Repayment of Term Borrowings) of the Credit Agreement is hereby amended as follows:

(i)	by adding after “all Term Loans shall be due and payable on the” the word “applicable”; and

(ii)	by adding at the end thereof the following:

“For the avoidance of doubt, payment of the Term B-1 Loans upon the Term B-1 Maturity Date shall not, in itself, create any obligation for the Borrower to pay any other Term Loans.”.

(ss) Section 2.12(b) (Optional Prepayments) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Optional prepayments of Term Loans shall be allocated between (i) the Term B-1 Loans and Term B-3 Loans (ratably between the two Classes) and (ii) the Other Term Loans, if any, as determined by Holdings, and shall be applied first, in chronological order to the installments of principal in respect of such Term Loans scheduled to be paid within 12 months after such optional prepayment and second, pro rata against the remaining scheduled installments of principal due in respect of such Term Loans. Notwithstanding the foregoing or any other provision in this Agreement to the contrary, optional prepayments of Term B-1 Loans in a Term B-1 Refinancing or made using Refinancing Incremental Term Loans shall be applied only to the Term B-1 Loans.”.

(tt) Section 2.13(c) (Mandatory Prepayments) of the Credit Agreement is hereby amended by adding at the end thereof the following:

“For purposes of this Section 2.13(c), the Net Cash Proceeds of any Equity Issuance shall be reduced by the amount thereof used to effect a Term B-1 Refinancing.”.

(uu) Section 2.13(e) (Mandatory Prepayments) of the Credit Agreement is hereby amended by adding at the end thereof the following:

“For purposes of clause (e)(i) above, the Net Cash Proceeds of any incurrence of Indebtedness shall be reduced by the amount thereof used to effect a Term B-1 Refinancing.”.

(vv) Section 2.13(f) (Mandatory Prepayments) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(f) Mandatory prepayments of outstanding Term Loans under this Agreement shall be allocated ratably among the Term B-1 Loans, the Term B-3 Loans and the Other Term Loans, if any, and shall be applied pro rata against the remaining scheduled installments of principal due in respect of the Term B-1 Loans, the Term B-3 Loans and Other Term Loans under Section 2.11.” .

(ww) Section 2.21(a) (Assignment of Commitments Under Certain Circumstances) of the Credit Agreement is hereby amended as follows:

(i)	by deleting the word “or” immediately before the clause designator “(iv)” and substituting a comma therefor;

(ii)	by adding at the end of clause (iv), immediately before “the Borrowers may, at their sole expense and effort” the words “or (v) any Lender becomes a Defaulting Lender”; and

(iii)	by adding after “all of its interests, rights and obligations under this Agreement” the following:

“(or, at the applicable Borrower’s option, in the case of clause (iv) above, all of such Lender’s interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, amendment, waiver or other modification)”.

(xx) Section 2.22(e) (Swingline Loans; Participations) of the Credit Agreement is hereby amended by adding at the end of the first sentence thereof the following:

“; provided that any such participations shall be allocated ratably to each U.S. Revolving Lender or European Revolving Lender, as applicable, according to the Pro Rata Percentages of each, without regard to whether such Lenders are Revolving Tranche A Lenders or Revolving Tranche B Lenders”.

(yy) Section 2.23(b) (Letters of Credit; Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions) of the Credit Agreement is hereby amended as follows:

(i)	by deleting therefrom “$20,000,000” and substituting therefor “$50,000,000”; and

(ii)	by adding at the end thereof the following:

“; provided that the portion of the U.S. L/C Exposure attributable to U.S. Letters of Credit and U.S. L/C Disbursements in each case issued by Credit Suisse or any of its Affiliates shall not, without the consent of Credit Suisse, exceed $25,000,000 at any time”.

(zz) Section 2.23(d) (Letters of Credit; Participations) of the Credit Agreement is hereby amended by adding after the second sentence thereof the following:

“The participations provided for in this Section 2.23(d) and the reimbursements provided for in Section 2.23(e) shall be allocated ratably to each U.S. Revolving Lender or European Revolving Lender, as applicable, according to the Pro Rata Percentages of each, without regard to whether such Lenders are Revolving Tranche A Lenders or Revolving Tranche B Lenders.”.

(aaa) Section 2.24(a) (Increase in Term Loan Commitments) of the Credit Agreement is hereby amended as follows:

(i)

by deleting “Incremental Term Loan Amount” and substituting therefor “sum of (x) the Incremental Term Loan Amount and (y) the amount of Incremental Term Loans the net proceeds of which will be used by Borrower solely to consummate a Term B-1 Refinancing (“Refinancing Incremental Term Loans”)”;

(ii)	by deleting “Term B-1 Commitments, Term B-2 Commitments or” in clause (iv) thereof and substituting therefor “Term B-3 Commitments or”; and

(iii)	by deleting “Term B-1 Loans and the Term B-2 Loans” in clause (iv) thereof and substituting therefor “Term B-3 Loans”.

(bbb) Section 2.24(b) (Increase in Term Loan Commitments) of the Credit Agreement is hereby amended as follows:

(i)	by adding in each of clauses (i)(x) and (ii)(x) thereof after each instance of “any other Class of Term Loans” the words “(other than Term B-1 Loans)”;

(ii)	by adding in each of clauses (i)(y), (ii)(y) and (iii) thereof after each instance of “Eurocurrency Term Loans of any Class” the words “(other than Term B-1 Loans)”;

(iii)	by adding in each of clauses (i)(y) and (ii)(y) thereof after each instance of “each such adversely affected Class” the words “(other than Term B-1 Loans)”; and

(iv)	by adding in clause (iii) thereof after “each adversely affected Class of Term Loans” the words “(other than Term B-1 Loans)”.

(ccc) Section 2.24(d) (Increase in Term Loan Commitments) of the Credit Agreement is hereby amended as follows:

(i)	by deleting therefrom “Term B-1 Loans or Term B-2 Loans, as applicable,” and substituting therefor “Term B-3 Loans”; and

(ii)	by deleting therefrom “Eurocurrency Term B-1 Borrowing” and substituting therefor “Eurocurrency Term B-3 Borrowing”.

(ddd) Section 2.25(a) (Increase in Revolving Commitments) of the Credit Agreement is hereby amended as follows:

(i)	by deleting therefrom “Revolving Credit Maturity Date” and substituting therefor “Revolving Tranche B Maturity Date”; and

(ii)	by adding at the end thereof “Any increase made pursuant to this Section 2.25 shall be made to the U.S. Revolving Tranche B Commitments or the European Revolving Tranche B Commitments.”.

(eee) Article II (THE CREDITS) of the Credit Agreement shall be amended by adding a new Section 2.27 at the end thereof as follows:

“SECTION 2.27. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, (a) so long as any Revolving Lender of a Class is a Defaulting Lender, the Swingline Lender shall not be required to fund Swingline Loans of such Class and the Issuing Bank shall not be required to issue, amend or increase Letters of Credit of such Class, unless it is satisfied that cash collateral for the applicable exposure of the Defaulting Lender with respect to such funding (with respect to Swingline Exposures) or such issuance, amendment or increase (with respect to L/C Exposures) will be provided by the applicable Borrower, and (b) if such Defaulting Lender is a U.S. Revolving Tranche B Lender or a European Revolving Tranche B Lender, for so long as such Lender is a Defaulting Lender, the Borrowers shall not be required to pay Facility Fees or L/C Participation Fees in respect of the Commitments or L/C Exposure of such Lender. Without limiting Section 9.08, this Section 2.27 may not be amended, waived or otherwise modified without the prior written consent of the General Administrative Agent, the Swingline Lender and each Issuing Bank.”.

(fff) Section 3.13 (Use of Proceeds) of the Credit Agreement is hereby amended by adding at the end of the first sentence thereof the following:

“or for the purposes set forth in the recitals to Amendment No. 3”.

(ggg) Section 5.08 (Use of Proceeds) of the Credit Agreement is hereby amended by adding at the end of the first sentence thereof the following:

“or for the purposes set forth in the recitals to Amendment No. 3”.

(hhh) Article VI (Negative Covenants) of the Credit Agreement is hereby amended by deleting therefrom “on the date hereof” in each instance in each of Sections 6.01(a), 6.02(a) and Section 6.04(j) and substituting therefor “on the Amendment No. 3 Effective Date”.

(iii) Section 6.01 (Indebtedness) of the Credit Agreement is hereby amended as follows:

(i)	by deleting from paragraph (i) thereof “Term Loan Maturity Date” and substituting therefor “Term B-3 Maturity Date”;

(ii)	by deleting from paragraph (k) thereof “or (i)” and substituting therefor “, (i) or (r)”;

(iii)	by deleting from the end of paragraph (q) thereof “and”; and

(iv)	by redesignating paragraph (r) thereof as paragraph (s), and by adding a new paragraph (r) as follows:

“(r) unsecured Indebtedness of Holdings or the Subsidiaries the Net Cash Proceeds of which are used to consummate a Term B-1 Refinancing; provided, however, that all such Indebtedness (i) matures (or becomes mandatorily redeemable at the option of the holder thereof) after the first anniversary of the Term B-3 Maturity Date, (ii) requires no scheduled payment of principal (or other scheduled payment constituting a return of capital) prior to the first anniversary of the Term B-3 Maturity Date, (iii) if subordinated to any Obligations, contains subordination provisions that, when taken as a whole, are no less favorable to the Lenders than the subordination provisions contained in the Subordinated Note Documents and (iv) contains covenants, events of default, remedies and other provisions which, when taken as a whole, are no less favorable to Holdings and its Subsidiaries than those contained in this Agreement or are otherwise reasonably satisfactory to the General Administrative Agent; and”.

(jjj) Section 6.04 (Investments, Loans and Advances) of the Credit Agreement is hereby amended by deleting from paragraph (j) thereof “Schedule 6.04” and substituting therefor “Schedule 6.04(a) and the investment, if any, which may be made following the Amendment No. 3 Effective Date and set forth on Schedule 6.04(b)”.

(kkk) Section 6.10 (Interest Coverage Ratio) of the Credit Agreement is hereby amended by deleting the last two rows in the table therein and substituting therefor the following rows:

“
April 1, 2009 through March 31, 2010	2.25 to 1.00
April 1, 2010 through March 31, 2011	2.35 to 1.00
Thereafter	2.50 to 1.00
”.

(lll) Section 6.11 (Fixed Charge Coverage Ratio) of the Credit Agreement is hereby amended by deleting the last row in the table therein and substituting therefor the following rows:

“
April 1, 2009 through March 31, 2010	1.10 to 1.00
Thereafter	1.15 to 1.00
”.

(mmm) Section 6.12 (Maximum Leverage Ratio) of the Credit Agreement is hereby amended by deleting the last two rows in the table therein and substituting therefor the following rows:

“
April 1, 2009 through March 31, 2010	4.50 to 1.00
April 1, 2010 through March 31, 2011	4.00 to 1.00
Thereafter	3.75 to 1.00
”.

(nnn) Article VIII (The Administrative Agents and the Collateral Agents) of the Credit Agreement is hereby amended by adding after the first sentence of the first paragraph thereof the following:

“Each of the Lenders and the Issuing Bank hereby expressly releases each Agent from any restrictions on representing several persons and self-dealing under the restrictions of Section 181 of the German Civil Code (Bürgerliches Gesetzbuch), to make use of any authorization granted under this Agreement and the other Loan Documents and to perform its respective duties and obligations as Agent hereunder and thereunder.”.

(ooo) Section 9.04(b) (Successors and Assigns) of the Credit Agreement shall be amended by deleting “(or, in the case of an assignment by any Revolving Lender whose Revolving Commitments is greater than $10,000,000 as of the date hereof, $2,500,000)” in each place where such text appears.

(ppp) Schedules 6.01, 6.02 and 6.04 of the Credit Agreement are hereby amended and restated in their entirety with Schedule 6.01, 6.02 and 6.04 (including both 6.04(a) and 6.04(b)), respectively, to this Amendment.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and each Borrower represent and warrant to the Administrative Agent and each of the Lenders that, as of the Amendment No. 3 Effective Date:

(a) This Amendment has been duly authorized, executed and delivered by Holdings and each Borrower, and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of Holdings and each Borrower, and this Amendment constitutes a legal, valid and binding obligation of Holdings and each Borrower.

(b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of the Amendment No. 3 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c) No Default or Event of Default has occurred and is continuing.

SECTION 5. Effectiveness. This Amendment shall become effective upon the earliest date as of which all of the following have occurred (such date, which occurred on July 23, 2009, the “Amendment No. 3 Effective Date”): (a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment executed by Holdings, the Borrower, the European Borrower, the Subsidiary Guarantors, Lenders collectively constituting the Required Lenders, including in any event and without limitation, each of the Extending Term Lenders, Extending U.S. Revolving Lenders and Extending European Revolving Lenders, each of the Additional Term Lenders and each of the Additional Revolving Lenders; (b) the Administrative Agent shall have received (i) for the account of each (A) Extending Term Lender, (B) Extending U.S. Revolving Lender and (C) Extending European Revolving Lender, in each case, that transmits its executed counterpart of this Amendment, indicating its consent hereto, to the Administrative Agent on or prior to the Delivery Time, an amendment fee in an amount equal to 0.50% of (I) the outstanding principal amount of the Term Loans (other than any Additional Term Loans) held by such Extending Term Lender as of the Amendment No. 3 Effective Date, with respect to Extending Term Lenders, (II) the U.S. Revolving Commitment (whether used or unused, but excluding any Additional Revolving Commitments) held by such Extending U.S. Revolving Lender, as of the Amendment No. 3 Effective Date, with respect to Extending U.S. Revolving Lenders and (III) the European Revolving Commitment (whether used or unused, but excluding any Additional Revolving Commitments) held by such Extending European Revolving Lender, as of the Amendment No. 3 Effective

Date, with respect to Extending European Revolving Lenders, (ii) for the account of each Extending U.S. Revolving Lender and Extending European Revolving Lender that transmits its executed counterpart of this Amendment, indicating its consent hereto, to the Administrative Agent on or prior to the Delivery Time, an extension fee in an amount equal to 3.00% of the aggregate principal amount of the Revolving Commitments (whether used or unused, but excluding any Additional Revolving Commitments) held by such Lender as of the Amendment No. 3 Effective Date as set forth on Schedule I attached hereto, (iii) for the account of each Additional Revolving Lender that transmits its executed counterpart of this Amendment, indicating its consent hereto and its agreement to become a party to the Credit Agreement as an Additional Revolving Lender, to the Administrative Agent on or prior to the Amendment No. 3 Effective Date, an additional fee in an amount equal to 3.00% of the aggregate principal amount of the Additional Revolving Commitments (whether used or unused) held by such Lender as of the Amendment No. 3 Effective Date as set forth on Schedule I attached hereto and (iv) for the account of each Additional Term Lender that transmits its executed counterpart of this Amendment, indicating its consent hereto and its agreement to become a party to the Credit Agreement as an Additional Term Lender, to the Administrative Agent on or prior to the Amendment No. 3 Effective Date, an additional fee in an amount equal to 2.00% of the aggregate principal amount of the Term B-3 Commitments in respect of Additional Term Loans held by such Lender as of the Amendment No. 3 Effective Date; (c) the aggregate amount of U.S. Revolving Commitments and European Revolving Commitments, after giving effect to this Amendment and the consummation of the Revolving Tranche A Termination on the Amendment No. 3 Effective Date pursuant to Section 2(b) of this Amendment, shall not exceed $70,000,000 as of the Amendment No. 3 Effective Date; (d) the Administrative Agent shall have received a certificate, dated the Amendment No. 3 Effective Date and signed by a Responsible Officer of Holdings, confirming compliance with the conditions precedent set forth in Sections 4.01(b) and (c) of the Credit Agreement; (e) the Administrative Agent shall have received, on behalf of itself and the Lenders, a written opinion of Mayer Brown LLP, counsel for Holdings and its Domestic Subsidiaries, and such local counsel as the Administrative Agent may reasonably request that (x) is dated the Amendment No. 3 Effective Date, (y) is addressed to the Administrative Agent and the Lenders and (z) covers such matters relating to this Amendment and the transactions contemplated hereby as the Administrative Agent shall reasonably request and in form and substance reasonably satisfactory to the Administrative Agent; and (f) the Administrative Agent shall have received such other documents, officers’ certificates, certificates of public officials and agreements (including any supplements, modifications or reaffirmations of the Security Documents in any relevant jurisdiction as shall be necessary to reflect the transactions contemplated hereby) as the Administrative Agent or the Required Lenders shall reasonably request.

SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent or under the Credit Agreement (as amended hereby) or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. On and after the Amendment No. 3 Effective Date, any reference to the Credit Agreement in any Loan Document (other than this Amendment) shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. Post-Effectiveness Matters. Within five Business Days after the Amendment No. 3 Effective Date or such later date as may be agreed by the Administrative Agent in its sole discretion, the Administrative Agent shall have received, on behalf of itself and the Lenders, each item set forth on Schedule II to this Amendment, in each case in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 8. Reaffirmation. Each of Holdings, the Borrower, the European Borrower and each Subsidiary Guarantor, by its signature below, hereby (i) consents to this Amendment and the transactions contemplated hereby, and agrees that, notwithstanding the effectiveness of this Amendment, each Security Document that it is a party to continues to be in full force and effect and (ii) affirms and confirms its Guarantee of the applicable Obligations and, if applicable, the pledge of and/or grant of a security interest in its assets as Collateral to secure the applicable Obligations, all as provided in each applicable Loan Document as originally executed, and acknowledges and agrees that such Guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the applicable Obligations under the Credit Agreement and the other Loan Documents.

SECTION 9. Expenses. The Borrowers agree, jointly and severally, to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred in connection with this Amendment in accordance with the Credit Agreement, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 12. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

SENSUS USA INC.,

By
Name:
Title:

SENSUS METERING SYSTEMS (LUXCO 2) S.ÀR.L.,

By
Name:
Title:

SENSUS (BERMUDA 2) LTD.,

By
Name:
Title:

SENSUS METERING SYSTEMS IP HOLDINGS, INC.,

By
Name:
Title:

M&FC HOLDING, LLC,

By
Name:
Title:

SMITH-BLAIR, INC.,

By
Name:
Title:

SENSUS PRECISION DIE CASTING, INC.,

By
Name:
Title:

SENSUS (BERMUDA 3) LTD.,

By
Name:
Title:

SENSUS METERING SYSTEMS (LUXCO 1) S.AR.L.,

By
Name:
Title:

SENSUS METERING SYSTEMS (LUXCO 3) S.AR.L.,

By
Name:
Title:

SENSUS METERING SYSTEMS (LUXCO 4) S.AR.L.,

By
Name:
Title:
SENSUS METERING SYSTEMS (LUXCO 5) S.AR.L.,

By
Name:
Title:
SENSUS METERING SYSTEMS (FRANCE HOLDINGS) SAS,

By
Name:
Title:

SENSUS METERING SYSTEMS SAS,

By
Name:
Title:

SENSUS METERING SYSTEMS GMBH LUDWIGSHAFEN,

By
Name:
Title:

SENSUS METERING SERVICES GMBH,

By
Name:
Title:

SENSUS METERING SYSTEMS GMBH HANNOVER,

By
Name:
Title:

[Remainder of page intentionally left blank]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as General Administrative Agent, U.S. Collateral Agent, Issuing Bank and Swingline Lender,

By
Name:
Title:

By
Name:
Title:

CREDIT SUISSE, LONDON BRANCH, as European Administrative Agent and European Collateral Agent,

By
Name:
Title:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND AGREEMENT TO

THE SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT

DATED AS OF DECEMBER 17, 2003, AS AMENDED,

FOR EXTENDING TERM LENDERS, EXTENDING U.S REVOLVING

LENDERS AND EXTENDING EUROPEAN REVOLVING LENDERS

To approve Amendment:

Name of Institution:

,
as Lender,

by
Name:
Title:

For any Institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND AGREEMENT TO

THE SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT

DATED AS OF DECEMBER 17, 2003, AS AMENDED

FOR ADDITIONAL REVOLVING LENDERS

To approve Amendment and to become a party to the Credit Agreement as an Additional Revolving Lender:

Name of Institution:

,
as Additional Revolving Lender,

by
Name:
Title:

For any Institution requiring a second signature line:

by
Name:
Title:

Amount of Additional Revolving Commitment: $

SIGNATURE PAGE TO AMENDMENT NO. 3 AND AGREEMENT TO

THE SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT

DATED AS OF DECEMBER 17, 2003, AS AMENDED

FOR ADDITIONAL TERM LENDERS

To approve Amendment and to become a party to the Credit Agreement as an Additional Term Lender:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Additional Term Lender,

By
Name:
Title:

By
Name:
Title:

Amount of Additional Term Loan: $